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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 30, 2002

                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
                   ------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                   333-56242                   13-3836437
          --------                   ---------                   ----------
(STATE OR OTHER JURISDICTION        (COMMISSION               (I.R.S. EMPLOYER
      OF INCORPORATION)             FILE NUMBER)             IDENTIFICATION NO.)


   383 Madison Avenue
   New York, New York                                              10179
   ------------------                                              -----
  (ADDRESS OF PRINCIPAL                                          (ZIP CODE)
   EXECUTIVE OFFICES)


Registrants telephone number, including area code, is (212) 272-2000








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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         1. Pooling and Servicing Agreement, dated as of August 1, 2002, among Bear Stearns Asset Backed Securities, Inc., a Delaware corporation, as depositor, EMC Mortgage Corporation, a Delaware corporation, as seller and as company, Wells Fargo Bank Minnesota, National Association, a national banking association, as master servicer and as securities administrator and Bank One, National Association, as trustee.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                           BEAR STEARNS ASSET BACKED SECURITIES,
                                           INC.

                                           By:      /s/ Joseph Jurkowski
                                                    ----------------------------
                                           Name:    Joseph Jurkowski
                                           Title:   Managing Director

Dated: September 18, 2002

                                  EXHIBIT INDEX



                              Item 601 (a) of               Sequentially
Exhibit                       Regulation S-K                Numbered
Number                        Exhibit No.                   Description                         Page
------                        -----------                   -----------                         ----
1                             4                             Pooling and Servicing               5
                                                            Agreement